Exhibit  32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James P. Geiskopf, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.
the annual report on Form 10-K of RedStone Literary Agents, Inc. for the year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of RedStone Literary Agents, Inc.

March 30, 2016

By:	/s/ James P. Geiskopf
James P. Geiskopf
President, Treasurer, Secretary and Director
(Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer)